UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	September 20, 2011

GE Capital Credit Card Master Note Trust RFS Holding, L.L.C. GE Money Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-107495, 333-130030, 333-144945, 333-169151, 333-107495-02, 333-130030-01, 333-144945-01, 333-169151-01	57-1173164 (RFS Holding, L.L.C.) 20-0268039 (GE Capital Credit Card Master Note Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

777 Long Ridge Road, Stamford, Connecticut	06927
(Address of Principal Executive Offices)	(Zip Code)

(203) 585-6190
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreements.

Issuance of Series 2011-3 Notes

On September 20, 2011, GE Capital Credit Card Master Note Trust (the “Trust”) issued $750,000,000 of Series 2011-3 Class A Asset Backed Notes (the “Class A Notes”), $108,196,721 of Series 2011-3 Class B Asset Backed Notes (the “Class B Notes”) and $71,311,476  of Series 2011-3 Class C Asset Backed Notes (the “Class C Notes”), described in a Prospectus Supplement dated September 12, 2011 to a Prospectus dated September 12, 2011.

Use of Proceeds – Series 2011-3 Notes

The public offering of the Class A Notes and the Class B Notes was made under the registration statement (the “Registration Statement”) on Form S-3 (File No. 333-169151) filed with the Securities and Exchange Commission on September 2, 2010 (as amended by pre-effective amendment no. 1 on October 29, 2010 and pre-effective amendment no. 2 on November 22, 2010) and declared effective on December 3, 2010.

The public offering of the Class A Notes and the Class B Notes terminated on September 20, 2011 upon the sale of all of the Class A Notes and the Class B Notes. An affiliate of the depositor purchased all of the Class C Notes.  The underwriters of the Class A Notes and Class B Notes were Citigroup Global Markets Inc., RBC Capital Markets, LLC, J.P. Morgan Securities LLC, Loop Capital Markets LLC and Natixis Securities North America Inc.

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the Class A Notes and the Class B Notes with respect to underwriting commissions and discounts was $1,500,000 for the Class A Notes  and $324,590 for the Class B Notes.  After deducting the underwriting commissions and discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses for the Class A Notes are $748,500,000 and the net offering proceeds to the Issuer before expenses for the Class B Notes are $107,872,131.  Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $800,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $855,572,131. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to RFS Holding, L.L.C., after deducting the underwriting commissions and discounts, and expenses above, were used to purchase credit card receivables from GE Money Bank (“Money Bank”), an affiliate of RFS Holding, L.L.C., and to repay intercompany indebtedness owed by RFS Holding, L.L.C. to RFS Holding, Inc., another affiliate, which indebtedness was incurred primarily to finance prior purchases of credit card receivables from Money Bank. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

4.1	Series 2011-3 Indenture Supplement, dated as of September 20, 2011, between GE Capital Credit Card Master Note Trust and Deutsche Bank Trust Company Americas, as indenture trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 20, 2011	RFS Holding, L.L.C., as depositor

	By:	/s/ Vishal Gulati
Name: Vishal Gulati
Title: Vice President